UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Brooke Corporation

(Name of Registrant as Specified In Its Charter)

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Reg. (S) 240.14a-101.

SEC 1913 (3-99)

10950 Grandview Dr., Suite 600

Overland Park, KS 66210

Dear Shareholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of Brooke Corporation to be held at 10950 Grandview Drive, Suite 600, Overland Park, Kansas on Thursday, April 22, 2004 at 9:00 a.m. local time.

The Notice of 2004 Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

Sincerely,

April 10, 2004	/S/ LELAND ORR

Leland Orr

President

Page
Notice of 2004 Annual Meeting	1

General Information	2

About the Meeting	2

Proposal No. 1—Election of Directors	4

Proposal No. 2—Ratification of Appointment of Independent Auditor	15

Proposal No. 3—Ratification of Amendment to Company By-laws whereby shareholders delegate to the Board of Directors the power to alter, amend, or repeal and add new By-laws	16

Proposal No. 4—Ratification of Amendment to Company Articles of Incorporation to reduce the par value of the Company’s common stock from $1.00 to $.01 per share	17

Proposal No. 5—Ratification of Amendment to Company Articles of Incorporation to increase the number of authorized shares of common stock from 9,500,000 to 99,500,000 which as a result increases the Company’s total authorized shares of capital stock from 10,000,000 to 100,000,000	17

Solicitation of Proxies	19

Annual Report	19

Shareholder Proposals for 2005 Annual Meeting	19

Other Matters	19

Voting Trustees and Their Nominees	20

Proxy/Voting Instruction Card

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 22, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Brooke Corporation, a Kansas corporation (the “Company”), will be held on Thursday, April 22, 2004 at 9:00 a.m. local time, at 10950 Grandview Drive, Suite 600, Overland Park, Kansas for the following purposes:

1. To elect six directors to the Board of Directors of the Company;

2. To ratify the selection of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditors for the fiscal year ending December 31, 2004;

3. To ratify an amendment to the By-laws as proposed by the Company’s Board of Directors permitting shareholders to delegate to the Board of Directors the ability to alter, amend, or repeal and add new By-laws;

4. To ratify an amendment to the Company’s Articles of Incorporation as proposed by the Company’s Board of Directors to reduce the par value of the Company’s common stock from $1.00 to $.01 per share;

5. To ratify an amendment to the Company’s Articles of Incorporation as proposed by the Company’s Board of Directors to increase the number of authorized shares of common stock from 9,500,000 to 99,500,000 which as a result increases the Company’s total authorized shares of capital stock from 10,000,000 to 100,000,000; and

6. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the open of business on April 1, 2004, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement. Please be advised that the Company is a controlled company of Brooke Holdings, Inc.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

/S/    ANITA LARSON

Anita Larson

Secretary

Phillipsburg, Kansas

Dated: April 10, 2004

BROOKE CORPORATION

210 W. State Street

Phillipsburg, Kansas 67661

(913) 661-0123

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held April 22, 2004

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Brooke Corporation, a Kansas corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 10950 Grandview Drive, Suite 600, Overland Park, Kansas on Thursday, April 22, 2004 at 9:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the “Meeting”). This proxy statement, the accompanying form of proxy (the “Proxy”) and the Notice of the Annual Meeting will be first mailed or given to the Company’s shareholders on or before April 12, 2004.

Because many of the Company’s shareholders may be unable to attend the Meeting in person, Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

ABOUT THE MEETING

What is being voted on at the Meeting?

The Board is asking shareholders to consider and approve five items at this year’s Meeting:

(1) The election of six directors to the Board;

(2) A proposal to ratify the selection of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditors for the fiscal year ending December 31, 2004;

(3) A proposal to ratify an Amendment to the Company’s By-laws whereby shareholders delegate to the Board of Directors the power to alter, amend, or repeal and add new By-laws;

(4) A proposal to ratify an amendment to the Company’s Articles of Incorporation to reduce the par value of the Company’ common stock from $1.00 to $.01 per share; and,

(5) A proposal to ratify an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 9,500,000 to 99,500,000 which as a result increases the Company’s total authorized shares of capital stock from 10,000,000 to 100,000,000.

Who can vote at the Meeting?

The Board set April 1, 2004 as the record date for the Meeting. Only persons holding shares of the Company’s common stock, $1.00 par value (“common stock”), of record at the open of business on April 1, 2004 will be entitled to receive notice of and to vote at the Meeting. Each holder of common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On or about April 1, 2004, there were 4,669,824 shares of common stock outstanding held by a total of 945 shareholders of record. Therefore, there are a total of 4,669,824 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented because each share of common stock has one vote per share. To have a quorum, we need 2,381,610 of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of the foregoing categories will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in “street name,” that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your Shares in “street name,” contact your broker or the nominee that holds your shares. Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Election of Directors. The election of each director nominee (Proposal No. 1) requires the affirmative vote of a plurality of the outstanding shares of common stock present and entitled to vote at the Meeting. The Company’s shareholders are not entitled to cumulate votes with respect to the election of directors.

Ratification of Appointment of Independent Auditors. The ratification of the selection of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditors (Proposal No. 2) requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting.

Ratification of Proposed Company By-law Amendment. The ratification of the proposed amendment to the Company’s By-laws (Proposal No. 3) requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting.

Ratification of Proposed Company Articles of Incorporation Amendments. The ratification of each proposed amendment to the Company’s Articles of Incorporation (Proposals No. 4 and No. 5) requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting.

Other Matters. If you hold your shares of stock in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting, broker non-votes will have no effect.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Meeting, it is intended that the common stock represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. Currently, the only family relations among any of the directors of the Company are between Robert D. Orr and Leland G. Orr. Robert D. Orr and Leland G. Orr are brothers.

The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees. An affirmative vote by the shareholders approving the current slate of directors will put the Company in compliance with SEC and American Stock Exchange LLC listing policies regarding the required number of independent directors necessary to be on the Board.

THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

Directors

The following table sets forth certain information with respect to the directors of the Company:

Name	Age	Position
Robert D. Orr	50	Chairman of the Board of Directors, Chief Executive Officer and Director

Michael Hess	48	Director

Leland G. Orr	41	President, Treasurer, Chief Financial Officer, Assistant Secretary and Director

John Allen	55	Director

Derrol Hubbard	48	Director

Joe Lee Barnes	50	Director

The following is a brief summary of the background of each director nominee:

ROBERT D. ORR, 50, Director, Chairman of the Board and Chief Executive Officer, is the founder of the Company. From 1992 to 1996, Mr. Orr served as President of Farmers State Bank, Phillipsburg, Kansas. From 1989 to 1991, Mr. Orr served as Chairman of the Board of Brooke State Bank, Jewell, Kansas; and from 1987 to 1989, Mr. Orr served as President of First National Bank, Smith Center, Kansas. Mr. Orr has also been a self-employed insurance agent for American Family Insurance Company. Mr. Orr is an honors graduate of Fort Hays State University with a Bachelor of Arts degree in Political Science. Mr. Orr also completed the Graduate School of Banking program at the University of Colorado. Mr. Orr is the author of a book on independent insurance agents titled “Death of an Insurance Salesman?” which was written and published in 2000. From 1996 through the present, Mr. Orr’s business activities have been focused on performing the functions of Chairman of the Board and Chief Executive Officer of the Company.

LELAND G. ORR, 41, Director and President, Assistant Secretary, Treasurer and Chief Financial Officer, has been an officer and director of the Company since its inception. Mr. Orr is a certified public accountant and, from January 1991 to December 1994, served as President of Brooke State Bank, Jewell, Kansas. From January 1984 to September 1987, Mr. Orr worked for Kennedy, McKee & Company (formerly Fox & Company) (an accounting firm) of Dodge City, Kansas. Mr. Orr is a graduate of Fort Hays State University with a Bachelor of Science Degree in Accounting and is a member of the American Institute of Certified Public Accountants, the Kansas Society of Certified Public Accountants and the Central Kansas Chapter of Certified Public Accountants. From 1995 through the present, Mr. Orr’s business activities have included performing the functions of Director, Secretary or Assistant Secretary, Treasurer and Chief Financial Officer of the Company. In addition, during this time period, Mr. Orr has managed the Company’s processing center in Phillipsburg, Kansas. In 2003, Mr. Orr was promoted to President.

MICHAEL HESS, 48, Director, was an original investor in the Company. From 1975 to 1989, Mr. Hess was employed by Western Resources (a utility company). In 1989, Mr. Hess began his employment with the Company as Vice President. As a result of his success within the Company and his familiarity with the Company’s operations, Mr. Hess was appointed President and National Sales Manager of the Company in 1996. Mr. Hess has also owned several small businesses and currently serves as a director of Patrons Insurance Company and Great Plains Mutual Insurance Company. After his appointment as President and National Sales Manager in 1996, Mr. Hess’ primary business activities were the strategic development of the Company’s relationships with suppliers and growth of the Company’s Master Agent program. In 2000, Mr. Hess focused his activities on developing relationships with national suppliers and the Company’s specialty programs. In 2002, Mr. Hess became President and Director of CJD & Associates LLC, a limited liability company organized under the state laws of Kansas and a subsidiary of the Company. CJD & Associates is a licensed insurance agency that sells insurance programs and excess surplus insurance on a wholesale basis, under the trade name of Davidson-Babcock, Texas All Risk General Agency, and All Risk General Agency. In 2003, Mr. Hess resigned his position as President of the Company.

JOHN ALLEN, 55, became a director of the Company in January, 2001. Mr. Allen is Chief Operating Officer of the Cincinnati Reds. During Mr. Allen’s career with the Cincinnati Reds, he has served in his current capacity of Chief Operating Officer since October, 1999, as Managing Executive from June, 1996 to October, 1999 and as controller from May, 1995 to June, 1996. Prior to joining the Cincinnati Reds, Mr. Allen was director of business operations for the Columbus Clippers, the Class AAA minor league affiliate of the New York Yankees. Prior to his employment with the Columbus Clippers, Mr. Allen worked for the accounting firm of Arthur Anderson in Kansas City, Missouri and was a partner and senior vice president of GRA, Inc. of Merriam, Kansas. Mr. Allen earned an undergraduate degree from Kansas State University and a master’s degree in Sport Management from Ohio State University. Mr. Allen has been honored with the Certificate of Friendship from the Cincinnati Human Relations Commission and the Community Service Award from the Talbert House. He also has been honored by Cincinnati Magazine in its annual “Best of Cincinnati” issue.

DERROL HUBBARD, 48, became a director of the Company in January, 2001. Mr. Hubbard currently serves in various management capacities with several real estate, gaming and venture capital companies, although since 1998 his primary responsibilities have been as Real Estate Development Manager for R.D. Hubbard Enterprises, Inc. Mr. Hubbard is also President of DDH Enterprises, LLC, Double D Real Estate, Inc., H & H Development, LLC, Pinnacle Development, LLC, Pinnacle Development II all of which are involved in real estate businesses and several of which are involved in residential development around the Bighorn Golf Course in Palm Desert, California. Mr. Hubbard is also Vice President of HBH Investments, LLC which makes venture capital investments and is managing member of New Mexico Gaming, LLC which operates and distributes gaming machines in New Mexico. For more than five years prior to 1998, Mr. Hubbard was managing officer of DBarD, Inc., a family corporation with agricultural operations in Kansas.

JOE LEE BARNES, 50, became a director of the Company in April, 2003. Mr. Barnes is a family physician and 50% owner of Smith County Family Practice in Smith Center, Kansas. Mr. Barnes is a native of Kansas and a licensed Kansas state physician. In addition he has maintained his medical practice in the state since July of 1985. Mr. Barnes is a community leader, and currently serves on the Smith County Development Committee. He received a bachelors degree in Biology from Wichita State University in Wichita, Kansas and his Medical Doctorate from the University of Kansas School of Medicine.

CORPORATE GOVERNANCE AND BOARD MATTERS

Policies and Procedures

The Audit Committee and the Board of Directors have approved several policies with respect to corporate governance including a General Governance policy and procedure, a Conflicts of Interest policy, an Insider Trading policy, a Whistle Blowing policy and an Ethics policy. The Ethics policy contains a “code of ethics” designed to promote compliance with applicable laws and regulations, and to promote integrity in business operations, decision-making and communications with the public. The “code of ethics” applies to all personnel, particularly officers, directors and managers and requires them to conduct business and perform their job duties in a manner that reasonably promotes: honest and ethical conduct; full, fair, accurate and timely disclosure in public reports; and, compliance with applicable governmental rules and regulations. The Whistle Blowing policy established by the Audit Committee and approved by the Board of Directors provides procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Board and Committee Meeting Attendance

The Board held four meetings during the year ending December 31, 2003. Each incumbent director attended 100% of the aggregate of (a) the total number of meetings of the Board during 2003; and (b) the total number of meetings held by all committees of the Board on which the director served during 2003.

Committees of the Board of Directors

The Board has three committees: an Audit Committee, an Executive Committee, and a Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the qualifications, independence and performance of the Company’s independent auditor. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Board of Directors has adopted a written charter for the Audit Committee. A copy of this charter is attached as Appendix C.

During 2003, the Audit Committee was comprised of three members: John Allen, Derrol Hubbard, and Leland Orr. John Allen and Derrol Hubbard are independent, as that term is defined by the American Stock Exchange LLC (“AMEX”); therefore, the Audit Committee composition was compliant with the requirements applicable to small business filers. However, at the Board of Directors Annual Meeting, the composition of the Audit Committee will change in that, if all nominees are elected, it will become entirely comprised of independent directors as defined by AMEX.

The Company has not designated an “audit committee financial expert.” All members of the Audit Committee have owned and/or have participated in the management of businesses. The Audit Committee members’ combined financial acumen is strong, and therefore, an Audit Committee financial expert is not necessary for a proficient discharge of all Audit Committee responsibilities to the Company’s Board of Directors and shareholders. Specifically, the Board believes that the current members of the Audit Committee as a group have an understanding of Audit Committee functions, have the ability to understand financial statements and generally accepted accounting principles, have substantial business experience that results in financial sophistication, have the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves and have an understanding of internal controls and procedures for financial reporting. In addition, the Committee’s Charter grants the Audit Committee authority to retain advisors with financial expertise at the Company’s expense. The Company’s controlling shareholder and the Company’s Board of Directors have encouraged the Audit Committee to retain such advisors if the Audit Committee, in its sole discretion, feels that such expertise is needed, or desired, and have encouraged the selection of advisors who meet the independence standards applicable to independent directors.

The Audit Committee met five times during calendar year 2003. All committee members attended each meeting.

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and American Stock Exchange Rule Section 10.021 Section 121.A, has discussed with the independent accountant the independent accountant’s independence, and has discussed other matters as required by law and the Committee’s Charter. Based on the review and discussions recited in this paragraph, the Audit Committee recommended that the Board of Directors include the audited financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year 2003.

Compensation Committee

The Company formed a Compensation Committee during fiscal year 2001 which is comprised solely of independent directors. The purpose of the Compensation Committee is to provide assistance to corporate directors in fulfilling their responsibilities with respect to administration of the Company’s stock option plan.

The AMEX Corporate Governance Requirements Section 805 provides that the compensation of the chief executive officer of an AMEX listed company must be determined, or recommended to the Board for determination, either by a Compensation Committee comprised of independent directors or by a majority of the independent directors on its Board of Directors. Section 805 also provides that the chief executive officer may not be present during voting or deliberations and that compensation for all other officers must be determined, or recommended to the Board for determination, either by the Compensation Committee or a majority of the independent directors on the company’s Board of Directors. However, Section 801 of AMEX’s Corporate Governance Requirements provides an exception for a “controlled company,” which is defined as a company with over 50% of the voting power held by an individual, group or other company. Controlled companies do not have to have officer compensation, including the chief executive officer compensation, determined or approved by a compensation committee or a majority of the independent directors on the company Board of Directors. Over 50% of the Company’s voting power is held by Brooke Holdings, Inc. Accordingly, the Company is a “controlled company” and pursuant to the Corporate Governance Requirements of the American Stock Exchange, the Company is not required to have a Compensation Committee to review the compensation programs and policies of the Company. In 2003 and historically, compensation was reviewed by the Compensation Committee. However, the Board of Directors intends to change the Committee’s charter and the Company’s By-laws to provide that a duly authorized representative of the controlling company will determine compensation of directors and officers, including the chief executive officer. Upon such change of the Committee’s charter and Company’s By-laws, the independent directors serving on the Company’s Board of Directors shall not have the duty or the right to determine compensation of directors and officers. The Compensation Committee met four times during the fiscal year ending December 31, 2003. The members of the Committee are Derrol Hubbard and John Allen. Both committee members attended all meetings of the Committee.

Executive Committee

The Company formed an Executive Committee in 2001. The Executive Committee’s purpose is to provide assistance to the Board of Directors. The Committee has the power to act and adopt resolutions on administrative matters. In addition, the Committee has limited powers to act in emergency situations. The Executive Committee met six times during the fiscal year ending December 31, 2003. The members of the Committee are Robert Orr, Leland Orr, and Michael Hess. All Committee members attended all meetings of the Committee.

Nominating Committee

The Company does not have a Nominating Committee. The Company does not have a Nominating Committee. AMEX’s Corporate Governance Requirements Section 804 provides that Board of Director nominations must be either selected, or recommended for the Board’s selection, by either a Nominating Committee comprised solely of independent directors or by a majority of the independent directors. However, Section 801 of AMEX’s Corporate Governance Requirements provides an exception for a “controlled company,” which is defined as a company with over 50% of the voting power held by an individual, group or other company. Controlled companies do not have to have the selection or recommendation for the Board’s selection conducted by a nominating committee or a majority of the independent directors (as defined by AMEX) on the company Board of Directors. Over 50% of the Company’s voting power is held by Brooke Holdings, Inc. Accordingly, the Company is a “controlled company.” Pursuant to the Corporate Governance Requirements of the “AMEX,” the Company is not required to have a Nominating Committee recommend or cast votes for the nomination or election of directors. This year and historically, all Directors participated in the consideration of director nominees which were recommended by the Company’s controlling company. Although the Company has not adopted a written policy regarding the consideration of candidates recommended by shareholders or the specific minimum requirements with respect to nominees’ qualities and skills other than those relating to director independence as required by the Securities and Exchange Commission and AMEX, this year and historically the primary factor considered by Directors in selecting nominees has been the desires of the controlling company and the need to meet independence standards imposed by law and the rules of AMEX. However, other factors considered have included the proposed nominee’s personal and professional background, sound business judgment, field of expertise, commitment to attend meetings, integrity, Kansas roots and other factors that may be deemed in the best interests of the Company and its shareholders. The Company has not used third parties in its selection process. The Board of Directors intends to change the Company’s By-laws to provide that a duly authorized representative of the controlling company will select nominees for the Company’s Board of Directors. Although the controlling company intends to exercise its ability to select directors, in addition to the factors considered above, the controlling Company may also consider candidates suggested by a shareholder of the Company that beneficially owns 5% or more of the Company’s voting stock. Upon such change of the Company’s By-laws, the independent directors serving on the Company’s Board of Directors shall not have the duty or the right to select or recommend Board nominees. Currently, all Directors participate in the consideration of director nominees.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. The Company does so by, among other things, holding its annual meeting of shareholders on the same date and immediately prior to the annual meeting of the Board of Directors. Although shareholder participation in the annual meeting has historically been limited to participation in the voting process by proxy, all members of the Board of Directors attended the 2003 annual meeting.

Communication with Directors

Because the Company is a “controlled company,” meaning over 50% of the voting power of the Company’s common stock is held by an individual, group or other company, and the controlling company has a representative on the Board of Directors, the Board of Directors has not established a written procedure providing for communications by the Company’s shareholders directly with the Board of Directors. Any director may be contacted by writing to him or her c/o Brooke Corporation, Attention: Secretary of the Company, Post Office 412008, Kansas City, Missouri 64141-2008. Although the Company’s secretary may screen frivolous or unlawful communications and commercial advertisements, subsequent to such screening, the Company’s secretary will promptly forward all such correspondence to the indicated director(s) or the Chairman of the Board. Although the Chairman of the Board may decide to refer other correspondence to the Director(s), correspondence will be forwarded to the indicated Director(s) if it pertains to matters relating to a breach or violation of the Company’s Code of Ethics or Whistle Blowing policy.

Compensation of Directors

Directors Robert Orr, Leland Orr, and Michael Hess serve without cash compensation and without other fixed remuneration. Directors Allen, Barnes, and Hubbard, however, each receive $2000 plus reasonable travel allowance for each board meeting attended in person, $500 for each board meeting or audit committee meeting attended via teleconference or video conference. In addition, Directors Allen, Barnes and Hubbard have been granted option to purchase shares of the Company’s common stock. Directors Allen and Hubbard were granted 12,000 options (split adjusted) on March 13, 2002 and Director Barnes was granted 12,000 options on September 19, 2003.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

Set forth below is information about the executive officers and employees who are expected to make a significant contribution to the business of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer or employee of the Company.

ANITA LARSON, 42, Vice President, General Counsel and Secretary, joined the Company in 1999. Prior to joining the Company, Ms. Larson was employed by The Equitable Life Assurance Society of the United States, New York, New York, where she was Vice President and Counsel from May 1996 to May 1999. From January 1995 to May 1996, Ms. Larson was Chief Administrative Officer of First Security Benefit Life Insurance and Annuity Company of New York. Ms. Larson started her career at Security Benefit Group, Inc. where she was Second Vice President and Counsel. Ms. Larson received a bachelors degree from the University of Kansas and a Juris Doctorate from the University of Kansas School of Law.

KYLE GARST, 34, Vice President of the Company, joined the Company in 1994 as a sales representative. Mr. Garst is a graduate from Kansas State University with a Bachelor of Science degree in Business Finance. From January 1997 to March 1999, Mr. Garst worked as a sales representative and profit center leader for Koch Industries. In March 1999, Mr. Garst returned to the Company as the State Manager for Oklahoma and in August 2000, he was named Regional Sales Manager for Texas, Oklahoma, and Louisiana. In December 2001, Mr. Garst became the National Investment Sales Manager, a position previously occupied by Company Director Michael Hess. In 2003 Mr. Garst was promoted to Vice President and, in addition to his other duties, oversees new franchise business development.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of February 27, 2004 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each nominee for director of the Company; (iii) each of the executive officers named in the Summary Compensation Table herein under “Executive Compensation;” and (iv) all directors and executive officers of the Company as a group:

Voting Securities.

Name and Address of Owner	Title of Class	Number of Shares Owned	Percentage of Class[1]
Robert D. Orr [2,3] Route #2, Box 5, 3 Smith Center, Kansas 66967	common stock	3,094,083	66.26%

Leland G. Orr [2,4,11] 501 Berglund Drive Phillipsburg, Kansas 67661	common stock	507,723	10.98%

Michael Hess [2,5,11] 6074 West 295th Louisburg, Kansas 66053	common stock	264,583	5.72%

Shawn Lowry [6,11] 121 Shore Line Dr. Louisburg, Kansas 66053	common stock	72,000	1.64%

Michael Lowry [6,11] 6074 W. 295th Louisburg, Kansas 66053	common stock	63,000	1.45%

Anita Larson [7,11] 627 Louisiana Street Lawrence, Kansas 66044	common stock	74,400	1.70%

Kyle Garst [8,11] 12726 Flint Lane Overland Park, Kansas 66213	common stock	73,316	1.67%

John Allen [9,11] 100 Main Street Cincinnati, Ohio 45202	common stock	0	0.10%

Derrol Hubbard [9,11] 73-405 El Paso, Suite 32D Palm Desert, California 92260	common stock	0	0.10%

Joe Barnes [9,11] 108 East 3rd Street Smith Center, Kansas 66967	common stock	20,356	0.44%

All Executive Officers and Directors as a Group [10,11] (10 persons)	common stock	3,422,635	74.06%

Brooke Holdings, Inc. [2] 210 W. State St. Phillipsburg, Kansas 67661	common stock	3,017,480	64.62%

1.	All percentages herein based on (4,669,824) shares of common stock outstanding as of February 27, 2004.
2.	As of February 27, 2004, Brooke Holdings, Inc., owned 3,017,480 shares of the Company’s common stock which represents 64.62% of the 4,669,824 shares of common stock outstanding. Robert D. Orr, Leland G. Orr, and Michael Hess beneficially own 54.77%, 16.15%, and 8.6%, respectively, of the shares of common stock of Brooke Holdings, Inc.
3.	Robert D. Orr indirectly beneficially owns 3,017,480 shares of the Company’s common stock through his 54.77% ownership of Brooke Holdings, Inc. common stock.
4.	Leland G. Orr beneficially owns 487,323 shares if the Company’s common stock through his 16.15% ownership of the common stock of Brooke Holdings, Inc.
5.	Michael Hess beneficially owns 259,503 shares of the Company’s common stock through his 8.6% ownership of the common stock of Brooke Holdings, Inc.
[6]	On May 31, 2001, Shawn Lowry transferred his common shares to First Financial Group, L.C., a limited liability company where Mr. Lowry serves as manager and co-member with a 53.33% ownership position. On May 31, 2001 Michael Lowry transferred his common shares to First Financial Group, L.C, where he serves as manager and co-member with a 46.67% ownership position. Shawn Lowry and Michael Lowry have equal voting power in First Financial.
7.	Ms. Larson’s shares include 1,200 shares owned by John Arensberg, Ms. Larson’s husband. Ms. Larson disclaims beneficial ownership of these shares.
8.	Kyle Garst beneficially owns 64,236 shares of the Company’s common stock through his sole ownership of American Financial Group, LLC, a limited liability company in which Mr. Garst is sole manager and sole member and directly owns 9,080 shares.
9.	Directors Derrol Hubbard and John Allen do not own any shares of the Company’s common stock as of February 27, 2004.
10.	Includes the common stock shares beneficially owned by Robert D. Orr, Leland G. Orr, Michael Hess, Shawn Lowry, Michael Lowry, Anita Larson, Kyle Garst and Joe Barnes.
11.	Percentage of class figure includes stock options that each individual has a right to acquire within 60 days of February 27, 2004.

Non-Voting Securities. As of March 31, 2004 none of the officers or directors own non-voting securities of the Company. The Company is unaware of any shareholder who owns more than 10% of the Company’s non-voting securities.

Options, Warrants, and Rights. On February 26, 2002 the Company filed a Form S-8 with the Securities and Exchange Commission for the registration of 90,000 shares of common stock. The title of this class of securities is Brooke Corporation 2001 Compensatory Stock Option Plan. Although 90,000 shares were authorized by the shareholders for issue pursuant to the Company’s stock option plan, pursuant to the anti-dilution provisions of the plan, this number of authorized shares was increased to 540,000 to accommodate the Company’s six for one common stock dividend.

On March 13, 2002, Robert Orr, Leland G. Orr, Michael Hess, Shawn Lowry, Michael Lowry, Anita Larson, Kyle Garst, John Allen, and Derrol Hubbard were each granted 12,000 split adjusted stock options in the Company’s common stock. Robert Orr was granted 12,000 split adjusted stock options, but in September of 2002 remitted them to the Company. The price of each option on a split adjusted basis is $4.17 per share for Michael Hess, Shawn Lowry, Michael Lowry, Anita Larson, Kyle Garst, John Allen, and Derrol Hubbard. The price of each option for Leland Orr is $4.58 per share. On September 19, 2003, Joe Barnes was granted 12,000 stock options in the Company’s common stock at a price of $8.72 per share. The options for each individual carry a term of five years with level vesting over a five-year period.

EQUITY COMPENSATION PLAN

On February 26, 2002, the Company filed a Form S-8 with the SEC to register 90,000 shares of the Company’s common stock under the Company’s 2001 Compensatory Stock Option Plan. This plan was approved by the Company’s shareholders on February 27, 2001.

On March 3, 2003, pursuant to the anti-dilution provisions of the Company’s 2001 Compensatory Stock Option Plan, the Company’s registered shares were increased to 540,000 and the Company adjusted all outstanding options and associated exercise prices to accommodate the Company’s six for one common stock dividend.

Equity Compensation Plan Information (Split Adjusted Basis)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	321,720	$2.41 - $10.00	195,000

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	321,720	$2.41 - $10.00	195,000

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation during the Company’s last fiscal year of the Company’s Chief Executive Officer and other most highly compensated executive officers of the Company, whose salary and bonus for Fiscal 2003 exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries:

Name and Principal Position	Annual Compensation	Bonus	All Other Compensation	Aggregate Remuneration
Robert D. Orr[1] (Chief Executive Officer)	$180,577	0	$8,600	$189,177

Michael Hess[1] (President, CJD and Associates)	$120,384	0	$536	$120,536

Leland G. Orr[1] (President, Secretary, Treasurer, Brooke Corporation)	$120,384	0	$3,412	$123,796

Shawn Lowry[1] (President, Brooke Franchise Corporation)	$98,750	$25,000	$1,839	$125,589

Michael Lowry[1] (President, Brooke Credit Corporation)	$81,731	$40,000	$103	$121,834

Anita Larson[1] (Vice President, Secretary, General Counsel, Brooke Corporation)	$96,442	$9,000	$3,881	$109,323

Kyle Garst[1] (Vice President, Brooke Corporation)	$90,465	$6,000	$1,717	$98,182

1.	Other compensation set forth above for Robert D. Orr, Leland G. Orr, Michael Hess, Shawn Lowry, Michael Lowry, Anita Larson, and Kyle Garst is for use of a vehicle for personal and commuting use.

The following table sets forth information concerning stock options and stock appreciation rights (SARS) granted to executive officers and directors during the fiscal year ended December 31, 2003.

Option/SAR Grants in Last Fiscal Year

(Individual Grants)

Name (a)	Number of Securities Underlying Options/SARs granted (#) (b)	Percent of total options/SARs granted to employees in fiscal year (c)	Exercise or base price ($/Sh) (d)	Expiration date (e)
Joe Barnes	12,000	10.88%	$8.72	September 19, 2008

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 15, 2000, Robert Orr, Leland Orr, Michael Hess, and Shawn Lowry each personally guaranteed repayment of a Brooke Credit Corporation loan to Austin Agency, Inc., Brownsville, Texas and each received 6.25% of the outstanding stock of Austin Agency, Inc. as consideration. On December 31, 2003, the Company’s total loss exposure related to this loan was zero because the entire loan balance of $933,362 was sold without recourse to unaffiliated lenders.

Robert D. Orr, Leland G. Orr and Michael Hess own 100% of the voting stock of GI Agency, Inc. Although GI Agency was a franchise agent for the Company in previous years, it is not currently a franchise agent and its business operations do not include insurance sales. On December 31, 2003, the Company’s total loss exposure related to loans made by Brooke Credit Corporation to GI Agency was $95,252 as $2,394,134 of the $2,489,386 outstanding principal loan balances were sold without recourse to an unaffiliated lender.

Robert D. Orr, through his approximate 55% ownership interest in Brooke Holdings, Inc., controls all aspects of the Company.

Shawn Lowry and Michael Lowry are the co-members of First Financial Group, L.C. Kyle Garst is the sole manager and sole member of American Financial Group, L.C. On June 1, 2001, First Financial Group, L.C., guaranteed 65% of a Brooke Credit Corporation loan to Palmer, L.L.C. of Baxter Springs, Kansas and received a 15% profit interest in Palmer, L.L.C. as consideration. The loan was originated on June 1, 2001 and is scheduled to mature on September 1, 2011. As of December 31, 2003, $610,892 of the outstanding loan principal balance of $628,068 was sold to unaffiliated lenders. The Company’s exposure to loss on this loan totals $395,961, which includes a recourse obligation by Brooke Credit Corporation on $378,785 of loan participation balances and principal retained balances of $17,175.95. On October 15, 2001 American Financial Group, L.C. and First Financial Group, L.C. each guaranteed 50% of a Brooke Credit Corporation loan to The Wallace Agency, L.L.C. of Wanette, Oklahoma and each received a 7.5% profit interest in The Wallace Agency. The loan was originated on October 15, 2001 and is scheduled to mature on January 1, 2014. As of December 31, 2003, the entire loan principal balance of $397,410 was sold to unaffiliated lenders. The Company’s exposure to loss on this loan is limited to a recourse obligation by Brooke Credit Corporation on $273,262 of loan participation balances.

Anita Larson is married to John Arensberg, a partner in Arensberg Insurance of Overland Park, Kansas. The Company and Arensberg Insurance entered into a franchise agreement on April 1, 1998 pursuant to which Arensberg Insurance participates in the Company’s franchise program. As of December 31, 2003, Brooke Credit Corporation had 2 loans outstanding to Arensberg Insurance with total principal balances of $634,022, of which $583,892 were sold to unaffiliated lenders. All such loans were made on substantially the same terms and conditions as provided to other agents and are scheduled to mature on October 1, 2009 and January 15, 2004. The Company’s exposure to loss totals $218,812, which includes recourse obligations by Brooke Credit Corporation on $168,682 of loan participation balances and principal retained balances of $50,130.

Anita Lowry is a sister to Robert D. Orr and Leland G. Orr and the mother of Shawn Lowry and Michael Lowry and is married to Don Lowry. Don and Anita Lowry are shareholders of American Heritage Agency, Inc. of Hays, Kansas. The Company and American Heritage Agency, Inc. entered into a franchise agreement on February 28, 1999 pursuant to which American Heritage Agency, Inc. participates in the Company’s franchise program. As of December 31, 2003, Brooke Credit Corporation had 8 loans outstanding to American Heritage Agency with total principal balances of $627,187, of which $430,213 were sold to unaffiliated lenders. All such loans were made on substantially the same terms and conditions as provided to other agents and are scheduled to mature on January 16, 2005, September 1, 2010, February 1, 2014, March 1, 2014, April 15, 2004, March 15, 2004, December 15, 2004 and January 15, 2004. The Company’s exposure to loss totals $257,112, which includes recourse obligations by Brooke Credit Corporation on $60,138 of loan participation balances and principal retained balances of $196,974.

The Company’s employee handbook and a policy recently adopted by the Company’s Board of Directors contain conflict of interest guidelines which are applicable to Company management, employees and directors. Among other things, the purpose of the guidelines is to prevent employees and directors in a position to influence a decision regarding the Company to use such influence for personal gain.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (“10% shareholders”) to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by the Company for its fiscal year ended December 31, 2003, the Company’s officers, directors and 10% shareholders have complied with the Section 16(a) filing requirements.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board has selected Summers, Spencer & Callison, CPAs, Chartered to serve as independent auditors of the Company for the fiscal year ending December 31, 2004. Summers, Spencer & Callison, CPAs, Chartered has served as the Company’s independent auditors since 1997. The shareholders of the Company are being asked to ratify this selection at the Meeting.

Representatives of Summers, Spencer & Callison, CPAs, Chartered (“SS&C”) will be present at the Meeting via teleconference and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Although it is not required to do so, the Board is submitting its selection of the Company’s independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditors for the fiscal year ending December 31, 2004. Whether the proposal is approved or defeated, the Board may reconsider its selection.

Fees of Independent Auditor

The following is a summary of the fees paid by us to Summers, Spencer & Callison, our independent auditors, for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002.

Services Category	Fiscal 2003 Services	Fiscal 2002 Services
Audit Services (1)	$158,948	$206,908
Audit-Related Services (2)	$13,998	$9,760
Tax Services	$15,084	$1,895
All Other Services (3)	$30,250	$16,706

Total Services	$218,280	$235,269

(1)	Audit Services consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and December 31, 2002.
(2)	Audit-Related Services consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Services”. These fees related to the agreed upon procedures for the securitization offering and a comfort letter for Company issued debentures.
(3)	All Other Services consist of aggregate fees billed for products and services provided by Summers, Spencer and Callison, other than those disclosed above. These fees related to the audits of our wholly-owned subsidiaries, Brooke Franchise Corporation, Brooke Credit Corporation, and CJD & Associates.

The Audit Committee has considered whether the provision of non audit services by SS&C is compatible with maintaining auditor independence and had determined it is.

Pre-approval of Policies and Procedures

The Audit Committee’s charter provides for the Committee to pre-approve work to be performed by SS&C. The Audit Committee must pre-approve all audit and permitted non-audit services to be performed by the Company’s independent auditors. All 2003 services performed by SS&C were pre-approved by the Audit Committee.

The affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting is required to approve Proposal No. Two.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” PROPOSAL NO. TWO

PROPOSAL THREE

RATIFICATION OF AMENDMENT TO COMPANY BY-LAWS WHEREBY SHAREHOLDERS DELEGATE TO THE BOARD OF DIRECTORS THE POWER TO ALTER, AMEND, OR

REPEAL AND ADD NEW BY-LAWS.

At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to the Company’s Bylaws, Article XI—Amendments, attached hereto as Appendix A and made a part hereof. The amendment authorizes the board of directors, by specific delegation of power by the shareholders, to alter, amend, or repeal and add new By-laws assuming approval of Proposal No. Three.

If the shareholders approve this Proposal, the Company’s By-laws may be altered, amended or repealed and new By-laws may be adopted by a majority vote of the Board of Directors at its annual board meeting or at any special board meeting when the proposed amendment has been set out in the notice of such meeting without any additional involvement by shareholders.

Kansas Statutes Annotated 17-6009 provides that the right to adopt, amend or repeal by-laws of any corporation shall be vested in the stockholders of the corporation unless in such power is conferred upon the directors in the corporation’s articles of incorporation. Already, the Company’s Articles of Incorporation delegate such power to the Board of Directors; however, the Company’s By-laws currently confer the power to alter, amend or repeal and add new By-laws upon the shareholders. The Company has proposed this amendment to the Company’s By-laws to resolve the inconsistency between the two corporate documents and because it believes that such amendment, if adopted, will provide the Board of Directors significantly more flexibility in making necessary or desired changes in a timely and efficient manner. Although the Board of Directors will have the power to make changes to the By-laws without shareholder involvement, the shareholders, too, will have the ability to make changes as provided by Kansas Law. In other words, the right to alter, amend, or repeal and add new By-laws will not be solely within the power of the Board of Directors. Although the shareholders will have the ability to make changes to the Company’s By-laws, the ability of the Board of Directors to do so without the approval of the shareholders raises the possibility that not all shareholders will agree with the changes made by the Board and that some changes made by the Board may be deemed by one or more shareholders as undesirable or disadvantageous. Notwithstanding this possibility, the Company believes that the added flexibility and efficiencies outweigh this risk. If this proposed amendment to the Company’s By-laws is not adopted, delays resulting from having to seek shareholder approval of amendments to the Company’s By-laws might deny the Company the flexibility the Board of Directors views as important in facilitating the effective and timely use of the Company’s resources. Assuming adoption of Proposal Three, the Company’s Board of Directors intends to amend the By-laws of the Company to recognize the unique circumstances of a “controlled company,” i.e. a company with over 50% of the voting power of the Company’s common stock held by an individual, group or other company. The contemplated changes to the Company’s By-laws will further clarify that, to the extent that more than 50% of the Company’s voting power is controlled by an individual, group or other company, the controlling shareholder intends to exercise its rights to control. Therefore, the Board intends to amend the Company’s By-laws to allow a duly authorized representative of a controlling shareholder to nominate directors, remove directors for cause, determine the compensation of directors, and determine the compensation of officers including the compensation of the chief executive officer. In the event less than 50% of the Company’s voting power is controlled by an individual, group or another company, such powers cannot be exercised and such actions will be taken in accordance with applicable law, the rules of the exchange upon which the Company’s stock is traded, and the provisions of the Company’s By-laws and Articles of Incorporation governing the same. In addition, assuming approval of Proposal Three, the Board of Directors intends to amend the By-laws to change the principal office of the Company from Phillipsburg, County of Phillips, Kansas to Overland Park, County of Johnson, Kansas and to allow electronic notices of meetings.

The affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting is required to approve Proposal No. Three.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” PROPOSAL NO. THREE

PROPOSAL FOUR

RATIFICATION OF AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO REDUCE THE PAR VALUE OF THE COMPANY’S COMMON

STOCK FROM $1.00 TO $.01

At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to the Company’s Articles of Incorporation, Article IV, Section 1 attached hereto as Appendix B and made a part hereof. The amendment, if adopted, would authorize the reduction in the par value of the Company’s stock from $1.00 to $.01 per share.

The Board of Directors believes that the proposed reduction in the par value of the Company’s common stock is in the best interest of the Company and the shareholders and believes it is advisable to reduce the par value of the Company’s common stock to facilitate, among other things, stock splits and stock dividends. By reducing the par value of the Company’s common stock, the impact a stock split would have on retained earnings is significantly reduced. If the proposal is not approved, the Company believed it will have a negative effect because a stock dividend would reduce the Company’s undivided profits for reasons unrelated to the Company’s operations. The Company has no present commitments or agreements to effect a stock split or stock dividend; however, the Board of Directors may declare a stock dividend if the market price of the Company’s stock increases to the extent that the Board of Directors deems it advisable to do so.

The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting is required to approve Proposal No. Four.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” PROPOSAL NO. FOUR

PROPOSAL FIVE

RATIFICATION OF AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION OF BROOKE CORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 9,500,000 TO 99,500,000 WHICH AS A RESULT INCREASES THE COMPANY’S TOTAL AUTHORIZED SHARES OF CAPITAL

STOCK FROM 10,000,000 TO 100,000,000

At the Meeting, the shareholders will be asked to consider and vote on a proposed amendment to the Company’s Articles of Incorporation, Article IV, attached hereto as Appendix B and made a part hereof. The amendment authorizes an increase in the number of shares of common stock from 9,500,000 to 99,500,000 and, as a result, increases the Company’s total authorized shares of capital stock from 10,000,000 shares to 100,000,000 shares, assuming approval of Proposal No. Five.

As of March 31, 2003, 4,669,824 shares of common stock were outstanding and 0 shares were held in treasury.

The Board of Directors believes that the proposed increase in the number of shares of common stock is in the best interest of the Company and the shareholders and believes it is advisable to increase the number of shares of common stock to have such shares available for, among other things, stock splits, stock dividends, acquisitions, financing transactions, stock option plans and other corporate purposes as may arise. Having this authorized stock available for issuance in the future will give the Company greater flexibility and will allow additional shares of stock to be issued without the expense and delay of a stockholders’ meeting. This kind of delay might deny the Company the flexibility the Board of Directors views as important in facilitating the effective use of the Company’s securities. The Company has no present commitments or agreements to issue additional shares of common stock; however, the Board of Directors may consider a stock split through the declaration of a stock dividend if the market price of the Company’s stock increases to the extent that the Board of Directors deems it advisable to do so.

If the shareholders approve this Proposal, the additional authorized shares of common stock will be part of the existing class of common stock and will increase the number of shares available for issuance by the Company. If and when such common stock is issued, the proposed additional shares will have the same rights and privileges as the shares of common stock currently outstanding.

The issuance of additional shares of common stock could reduce existing shareholders’ percentage ownership and voting power in the Company and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. In addition, the additional shares of common stock of the Company that are the subject of this proposal could be used in an attempt to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by the Company’s officers and directors to be opposed to the acquisition, which might be deemed to have an anti-takeover effect. In fact, the mere existence of a block of authorized but unissued shares, and the ability of the Board of Directors to issue such shares without shareholder approval, might deter a bidder from seeking to acquire the Company’s shares on an unfriendly basis. However, the Board of Directors does not now intend or view the additional shares of common stock as an anti-takeover measure, nor is the Board of Directors aware of any proposed transactions of this type. The Company has not submitted this Proposal to enable the Company to frustrate any efforts by another party to acquire a controlling interest in the Company’s shares or to seek representation on the Board of Directors.

The affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting is required to approve Proposal No. Five.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” PROPOSAL NO. FIVE

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold common stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

ANNUAL REPORT

The Company has mailed with this proxy solicitation material the Company’s Annual Report to Shareholders.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Shareholders are entitled to present proposals for action at shareholders’ meetings if they comply with the requirements of the SEC’s proxy rules, Kansas law and the Company’s charter and bylaws. In connection with this year’s Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company’s Annual Meeting of Shareholders to be held in the year 2005 must be received at the Company’s offices on or before December 31, 2004, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting.

The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company’s 2005 Annual Meeting Shareholders, which proposal is not intended to be included in the Company’s proxy statement and form of proxy relating to such meeting, the shareholder’s notice of the proposal must be received by the Company between December 1, 2004 and December 31, 2004. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2005 Annual Meeting of Shareholders.

Proposals should be sent to Anita Larson at 10950 Grandview Drive, Suite 600, Overland Park, KS 66210.

OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

By Order of the Board of Directors

Anita Larson

Secretary

Phillipsburg, Kansas

(date)

APPENDIX A

CERTIFICATE OF AMENDMENT TO AND RESTATEMENT OF THE BYLAWS

OF

BROOKE CORPORATION

ARTICLE I—OFFICES

The principal office of the corporation in the State of Kansas shall be located in the city of Phillipsburg, County of Phillipsburg. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.

ARTICLE II—STOCKHOLDERS

1. ANNUAL MEETING.

The annual meeting of the stockholders of the corporation shall be held each year within one hundred and twenty (120) days after the close of the immediately preceding fiscal year of the corporation for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time, and place of the annual meeting shall be determined by the board of directors of the corporation.

2. SPECIAL MEETINGS.

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the directors, and shall be called by the president at the request of the holders of not less than forty per cent of all the outstanding shares of the corporation entitled to vote at the meeting.

3. PLACE OF MEETING.

The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

4. NOTICE OF MEETING.

Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

5. FIXING OF RECORD DATE.

In the case of a meeting of stockholders, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than thirty days prior to the meeting date. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, the date on which notice of the meeting is mailed shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof. For the purpose of determining stockholders entitled to receive payment of any dividend the corporation will establish a record date at least ten days after the date on which the dividend is declared (declaration date).

6. VOTING LISTS.

The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least twenty days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of twenty days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

7. QUORUM.

At any meeting of stockholders, fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjournment meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

8. PROXIES.

At all meeting of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

9. VOTING.

Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these bylaws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholders. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of this State.

10. ORDER OF BUSINESS.

The order of business at all meetings of the stockholders, shall be as follows:

1. Roll Call.

2. Proof of notice of meeting or waiver of notice.

3. Reading of minutes of preceding meeting.

4. Reports of Officers.

5. Reports of Committees.

6. Election of Directors.

7. Unfinished Business.

8. New Business.

11. INFORMAL ACTION BY STOCKHOLDERS.

Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III—BOARD OF DIRECTORS

1. GENERAL POWERS.

The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these bylaws and the laws of this State.

2. NUMBER, TENURE AND QUALIFICATIONS.

The number of directors of the corporation shall be at least one and not more than eight. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

3. REGULAR MEETINGS.

A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

4. SPECIAL MEETINGS.

Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

5. NOTICE.

Notice of any special meeting shall be given at least Seven (7) days previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

6. QUORUM.

At any meeting of the directors, fifty-one percent shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

7. MANNER OF ACTING.

The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

8. NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

9. REMOVAL OF DIRECTORS.

Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

10. RESIGNATION.

A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11. COMPENSATION.

No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

12. PRESUMPTION OF ASSENT.

A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

13. EXECUTIVE AND OTHER COMMITTEES.

The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of two or more directors. Each such committee shall serve at the pleasure of the board.

ARTICLE IV—OFFICERS

1. NUMBER.

The officers of the corporation shall be a president, a vice-president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

2. ELECTION AND TERM OF OFFICE.

The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3. REMOVAL.

Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4. VACANCIES.

A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

5. PRESIDENT.

In the absence of the chairman or in event of his death, inability or refusal to act, the president shall perform the duties of the chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman. The president shall perform such other duties as from time to time may be assigned to him by the chairman or by the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

6. VICE-PRESIDENT.

In the absence of the president or in event of his death, inability or refusal to act, the vice-president shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-president shall perform such other duties as from time to time may be assigned to him by the President or by the directors.

7. SECRETARY.

The secretary shall keep the minutes of the stockholders’ and of the directors’ meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these bylaws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

8. TREASURER.

If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these bylaws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

9. SALARIES.

The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

10. CHAIRMAN.

The chairman shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors.

ARTICLE V—CONTRACTS, LOANS, CHECKS AND DEPOSITS

1. CONTRACTS.

The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

2. LOANS.

No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

3. CHECKS, DRAFTS, ETC.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

4. DEPOSITS.

All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the directors may select.

ARTICLES VI—CERTIFICATES FOR SHARES AND THEIR TRANSFER

1. CERTIFICATES FOR SHARES.

Certificates representing shares of the corporation shall be in such form as shall be determined by the directors. Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the stockholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the corporation as the directors may prescribe.

2. TRANSFERS OF SHARES.

(a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office.

(b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this state.

ARTICLE VII—FISCAL YEAR

The fiscal year of the corporation shall begin on the 1st day of January in each year.

ARTICLE VIII—DIVIDENDS

The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

ARTICLE IX—SEAL

The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, “Corporate Seal”.

ARTICLE X—WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these bylaws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI—AMENDMENTS

These By-laws may be altered, amended or repealed and new By-laws may be adopted by a majority vote of the Board of Directors at its annual board meeting or at any special board meeting when the proposed amendment has been set out in the notice of such meeting.

APPENDIX B

RESOLVED, that the Articles of Incorporation of the Company be amended as follows:

Amend Article IV by deleting “The aggregate shares of which the Corporation shall have authority to issue shall be Ten Million (10,000,000) and said shares shall be divided into Nine Million Five Hundred Thousand (9,500,000) shares of Common Stock,” and replacing it with “The aggregate shares of which the Corporation shall have authority to issue shall be One Hundred Million (100,000,000) and said shares shall be divided into Ninety-nine Million Five Hundred Thousand (99,500,000) shares of Common Stock,”

BE IT FURTHER RESOLVED, that the Articles of Incorporation of the Company be amended as follows:

Amend Article IV paragraph 1 by deleting “The Common Stock shall consist of nine million five hundred thousand (9,500,000) shares of par value of One dollar and No Cents ($1.00) per share” and replacing it with “The Common Stock shall consist of Ninety-nine million five hundred thousand (99,500,000) shares of par value of No dollars and One Cent ($0.01) per share.”

B-1

APPENDIX C

Charter of the Audit Committee of the Board of Directors of Brooke Corporation

Statement of Policy

The Audit Committee of the board of directors of Brooke Corporation shall consist of a minimum of three directors. Members of the committee shall be appointed by the board of directors and may be removed by the board of directors in its discretion. A majority of the committee shall be independent directors under the standards of the American Stock Exchange, within the exception for small-business filers until such time as Brooke no longer qualifies for such exemption. At such time as Brooke no longer qualifies for the small-business filer exemption, the board of directors will take the necessary steps to reorganize the committee to meet AMEX requirements of a minimum of three committee members who also satisfy AMEX’s independence requirement for the audit committee, and will not allow any inside or affiliated directors to serve on such committee. At such time, the board of directors will also take such necessary steps to appoint a “financial expert” or disclose in the Company’s annual report the fact that the Audit Committee and Board of Directors do not have a “financial expert” in accordance with the Sarbanes-Oxley Act and AMEX requirements.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for financial matters, which includes, assisting the board in the specific oversight of the integrity of the financial statements of Brooke, of Brooke’s compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of the performance of the company’s internal audit function and independent auditors. The Audit Committee performs these function by providing assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Audit Committee members shall be designated by the full Board. It is a committee of the Board of Directors and shall be composed of directors who are independent of management of the corporation and free of any relationship that would interfere with their exercise of independent judgment as committee members.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

Powers and Responsibilities

The power to select, oversee, evaluate, and when appropriate, replace the accounting firm to engage as the company’s independent auditor. Factors considered in making such decisions include, but are not limited to, the auditor’s independence, effectiveness, and fees. The independent auditor is ultimately accountable to the Audit Committee. The power to review and determine the external auditor’s compensation, the proposed terms of its engagement, and its independence, in accordance with all applicable laws, now in effect or hereafter adopted.

The power to determine any non-audit service provided to Brooke by the company’s independent auditor, and the responsibility to pre-approve any non-audit service provided by the company’s independent auditor, in accordance with applicable law.

The power to review the appointment and replacement of the senior internal auditing executive, if any, and to make recommendations to the Board in this regard.

The power to periodically meet with the independent auditor and the internal audit staff, if one exists, without the participation of management.

The power to investigate and develop procedures with respect to complaints relating to accounting, internal accounting controls or auditing matters.

The power to review the results of each external audit, including any qualification in the external auditor’s opinion, any related management letter, management’s responses to recommendations made by the external auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department that are material to the Company as a whole, and management’s responses to those reports.

The power to review the Company’s annual financial statements and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements.

The power to consider, in consultation with the external auditor and the senior internal auditing executive, if any, the adequacy of the Company’s internal financial controls and to require that these controls be designed or modified to provide reasonable assurance that the Company’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles and other applicable laws.

The power to consider and recommend changes regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Company’s financial statements.

The power to review the procedures employed by the Company in preparing published financial statements and related management commentaries and recommend changes thereto.

The power to require periodic reports from management as to the Company’s major financial risk exposures.

The power to conduct preliminary review of annual and quarterly financial reports of the Company and review periodic filings of the Company with the SEC.

The responsibility to submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

The responsibility to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, experts and other advisors as the committee may deem appropriate in its sole discretion for this purpose if, in its judgment, that is appropriate. The committee shall have sole authority to approve related fees and retention terms.

The responsibility to review with the Company’s legal counsel, any and all legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators and to request regularly scheduled report(s) thereof. If significant regulatory or legal matters arise during the period between regularly scheduled reports, the matters may be brought to the Audit Committee’s attention at the next regularly scheduled meeting.

The responsibility to prepare an Audit Committee Report for the Proxy Statement. The Audit Committee Report shall state whether the Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the auditors the codification on accounting standards contained in Staff Accounting Supplement 61;

•	received written disclosures from the independent accountants as required by the Independent Standards Board Standard No. 1 and discussed with the outside accountants their independence; and

•	recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB or 10-K for the last fiscal year as filed with the SEC

The responsibility to review and assess this charter at least annually for adequacy and recommend to the Board any necessary changes. Should necessary charter changes come to the Audit Committee’s attention prior to its scheduled annual review, such changes may be recommended to the Board prior to the annual review.

To review and approve the internal corporate audit staff functions, including: (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and (iii) concurrence in the appointment, compensation and rotation of the senior internal auditing executive. The responsibility to meet at least 4 times a year, on a quarterly basis, or more frequently if circumstances dictate with company management, with the corporate audit staff and also with the company’s independent auditors, where necessary. The Committee may ask other members of management or outside consultants to attend meetings to provide pertinent information. The Audit Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law, by telephonic meeting, at which a quorum is present or by unanimous written consent of the Committee.

The responsibility to hold an annual executive session of the audit committee and additional independent members of the board of directors, if any, outside of the presence of the non-independent directors and management.

To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the company. To set policies for the hiring by Brooke of employees or former employees of the company’s independent auditor.

To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the committee will review at least annually all relationships between the independent auditor and the company.

To discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or Stock Exchange requirements.

To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

PROXY/VOTING INSTRUCTION CARD

BROOKE CORPORATION

210 W. State Street

Phillipsburg, Kansas 67661

(913) 661-0123

ANNUAL MEETING DATE: APRIL 22, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF

DIRECTORS

The undersigned shareholder of Brooke Corporation (the “Company”), a Kansas corporation, hereby constitutes and appoints Anita Larson, Secretary, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company’s $1.00 par value common stock held of record by the undersigned at the open of business on April 1, 2004, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at 10950 Grandview Drive, Suite 600, Overland Park, Kansas on Wednesday, April 22, 2004 at 9:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes ☒ in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Election of Directors.

☐ FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY
(except as marked to the contrary below)	to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

Robert D. Orr, Michael Hess, Leland G. Orr, John Allen, Derrol Hubbard, and Joe Barnes.

2. Proposal to ratify the selection of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditors for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal to ratify the amendment to the Company’s By-laws whereby shareholders delegate to the Board of Directors the power to alter, amend, or repeal and add new By-laws

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Proposal to ratify the amendment to the Company’s Articles of Incorporation as proposed by the Company’s Board of Directors to reduce the par value of the Company’s common stock from $1.00 to $.01 per share

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Proposal to ratify the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 9,500,000 to 99,500,000 which as a result increases the Company’s total authorized shares of capital stock from 10,000,000 to 100,000,000

☐ FOR	☐ AGAINST	☐ ABSTAIN

In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April     , 2004 and the Proxy Statement furnished therewith.

Dated 2004

Printed Name

Authorized Signature

Title

Printed Name

Authorized Signature

Title

Please sign exactly as name appears on the envelope in which this Proxy was mailed to you. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

☐	ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on April 22, 2004.